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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        OCTOBER 27 , 1998
                                                   -----------------------------



                             WESTOWER CORPORATION
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            (Exact name of registrant as specified in its charter)

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


        WASHINGTON             333-32963             91-1825860
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    (State or Other           (Commission          (IRS Employer
    Jurisdiction of           File Number)         Identification No.)
    Incorporation)
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              7001 N.E. 40TH AVENUE, VANCOUVER, WASHINGTON  98661
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  (Address of Principal Executive Offices)                      (Zip Code)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (360) 750-9355
                                                           ----------------



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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4.   CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.
          -------------------------------------------------

          On October 28, 1998, Westower Corporation (the "Company") dismissed Moss Adams LLP ("Moss Adams") as its independent auditor and engaged PricewaterhouseCoopers LLP as its independent auditor. The Company's decision to change its independent auditor was made as a result of the Company's numerous recent and expected future acquisitions. The change of independent auditor was recommended by the Audit Committee of the Company's Board of Directors and was approved by the Company's Board of Directors.

          Moss Adams' report on the Company's financial statements for the prior two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during the Company's two most recent fiscal years and the subsequent interim periods preceding October 28, 1998, there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make a reference to the subject matter of the disagreement in connection with its report. The Company has requested that Moss Adams furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 3, 1998, is filed as Exhibit 16 to this Form 8-K.

          During its two most recent fiscal years and through October 28, 1998, the Company has not consulted with PricewaterhouseCoopers LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement or a reportable event with Moss Adams (as described in Regulation S-K Item 304(a)(2)).


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

(c)       Exhibits.

          16.     Letter Regarding Change in Certifying Accountant.


ITEM 8.   CHANGE IN FISCAL YEAR.
          ---------------------

          On October 27, 1998, Westower Corporation (the "Company") determined to change its fiscal year end from February 28 to September 30. The Company will file a transition report on Form 10-KSB covering the transition period of March 1, 1998 to September 30, 1998.

                                       1
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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WESTOWER CORPORATION



Date:  November 4, 1998                  By: /s/ Peter Lucas
                                            ------------------------------------
                                            Peter Lucas, Senior Vice President,
                                            Chief Financial Officer, Treasurer
                                            and Secretary
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                                 Exhibit Index
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Exhibit
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16.  Letter Regarding Change in Certifying Accountant.